                           ZERO GRAVITY INTERNET FUND,
                         A SERIES OF ZERO GRAVITY FUNDS
                   PROSPECTUS SUPPLEMENT DATED AUGUST 25, 2000
                       TO PROSPECTUS DATED APRIL 24, 2000

NAME CHANGES

         e-harmon Funds changed its name to "Zero Gravity Funds." e-harmon Internet Fund, a series of Zero Gravity Funds, changed its name to "Zero Gravity Internet Fund."

         The investment adviser to the Fund changed its name to "Zero Gravity Capital Management LLC."

References in the Prospectus to the "e-harmon Internet Fund" and the "Fund" refer to the Zero Gravity Internet Fund, and references to "e-harmon Capital Management LLC" and the "Adviser" refer to Zero Gravity Capital Management LLC.

INVESTMENT TEAM

         THE FOLLOWING REPLACES THE INFORMATION CONTAINED IN THE PROSPECTUS ON PAGES 5-7 OF THE PROSPECTUS UNDER "HOW THE FUND IS MANAGED," BEGINNING WITH THE THIRD PARAGRAPH OF THAT SECTION.

The Fund is managed by an investment team comprised of Steve Harmon, Lisa Cavallari, Randy Chin and Patrick Wong. The Fund's annual management fee is 1.25% of average daily net assets.

STEVE HARMON
Steve Harmon is a founder of Zero Gravity Internet Group, Inc., the holding company, which is the parent company of the Adviser. Mr. Harmon has been involved in the Internet investing field since 1994. Mr. Harmon authored "Zero Gravity" (Bloomberg Press, November, 1999), an Internet venture capital book and a guide for entrepreneurs and investors wanting to get inside the how-to of going from garage to the Web.

Mr. Harmon was Vice President of Business Development & Senior Investment Analyst for Internet.com (a news and information source) and Mecklermedia (Internet.com's former parent company) from 1996 to 1999. Mr. Harmon's role at Internet.com and Mecklermedia included responsibility for business and content alliances, strategic acquisitions, new products and revenue streams.

Mr. Harmon was Senior Investment Analyst for Jupiter Communications in 1995-96 where he covered Internet and media industries. In December 1995, he authored "Internet Investment Outlook 1996" published by Jupiter Communications, which forecast five years of Internet growth in several areas including e-commerce, e-music, broadband cable Internet, content, software and hardware.

LISA A. CAVALLARI
Ms. Cavallari was a Principal at Barclays Global Investors ("BGI") from 1997 to February 2000 when she joined Zero Gravity Capital Management LLC. As part of the Advanced Active Group there, she served as Portfolio Manager for the retail asset allocation funds, including the actively managed Barclays Global Investors LifePath(R) mutual funds. As a Portfolio Manager for the U.S. Tactical Asset Allocation products ($20 billion assets under management), she co-managed the team that conducted $1 billion asset class mix shifts. At BGI she was also responsible for the construction and trading of equity and fixed income derivative strategies for institutional clients. From 1991 to 1995, Ms. Cavallari was an analyst in the Russell Index Group at Frank Russell Company where she was responsible for the annual index reconstitution efforts. Ms. Cavallari holds a B.A. in Economics from Northwestern University and graduated from the University of Chicago's Graduate School of Business with an MBA in finance and statistics.

RANDY CHIN,
Mr. Chin joined Zero Gravity Capital Management LLC in March, 2000 from Deutsche Banc Alex. Brown where he spent over three years as an equity research analyst covering the e-Business/e-Process sectors (B2B e-commerce, digital marketplaces, e-hubs, Internet infrastructure, enterprise applications, business intelligence, ERP, etc.). From 1993 to 1996, Mr. Chin was an Assistant Vice President, securities analyst and Portfolio Manager at Beacon Fiduciary Advisors. From 1988 to 1993, Mr. Chin worked at Hellman, Jordan Management Co. as an Assistant Vice President and equity analyst. Mr. Chin received his A.B. magna cum laude from Harvard College. Mr. Chin is a Chartered Financial Analyst and is currently a member of the Los Angeles Society of Financial Analysts, the Security Analysts of San Francisco, and the Association for Investment Management and Research.

PATRICK WONG
Prior to joining Zero Gravity Capital Management LLC in April, 2000, Mr. Wong was an Associate in the International Offshore Banking Group at Merrill Lynch in New York from 1998 to 1999. From 1997 to 1998, Mr. Wong was an analyst in the Fixed Income Derivatives Group at Morgan Stanley in Tokyo. Mr. Wong graduated from Boston College with a B.S. degree from the Carroll Wallace School of Management, and a M.S. and MBA from Northeastern University Graduate School of Professional Accounting. Mr. Wong is a Certified Public Accountant and a member of the AICPA.

OVERNIGHT DELIVERY ADDRESS CHANGE

The Fund's overnight delivery address for use when sending applications, additional investments, redemption requests and other correspondence via an overnight courier will change beginning October 1, 2000. The Fund's P.O. Box and its phone number will not change.

Effective October 1, 2000, the Fund's overnight delivery address will be:

                           Zero Gravity Internet Fund
                                    Suite A
                                803 West Michigan
                              Milwaukee, Wisconsin
                                   53233-2301

The above replaces the overnight delivery address appearing on pages 18 and 20 and the back cover of the Prospectus.


      PLEASE RETAIN THIS SUPPLEMENT WITH YOUR RECORDS FOR FUTURE REFERENCE.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 24, 2000
                   (as amended and restated August 25, 2000)

Zero Gravity Internet Fund is a portfolio or "Fund" of Zero Gravity Funds (the "Trust"), an open-end management investment company.

The Fund is managed by Zero Gravity Capital Management LLC (the "Adviser").

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus dated April 24, 2000, and supplemented August 25, 2000 which may be obtained upon request. The Fund's address is 400 Montgomery Street, 3rd floor, San Francisco, California 94104, and the telephone number is 1-800-392-6563.





HISTORY OF THE TRUST                                                        B-2

INVESTMENT POLICIES AND STRATEGIES                                          B-2

INVESTMENT RESTRICTIONS                                                    B-15

MANAGEMENT OF THE FUND                                                     B-16

PRINCIPAL HOLDERS OF SECURITIES                                            B-18

INVESTMENT MANAGEMENT SERVICES                                             B-18

PORTFOLIO TRANSACTIONS                                                     B-22

PRICING OF SECURITIES                                                      B-25

NET ASSET VALUE PER SHARE                                                  B-26

TAX STATUS                                                                 B-26

INVESTMENT PERFORMANCE                                                     B-29

SHARES                                                                     B-30

LEGAL COUNSEL                                                              B-31

INDEPENDENT ACCOUNTANTS                                                    B-31

FINANCIAL STATEMENTS                                                       B-32

HISTORY OF THE TRUST

The Trust was organized under the name "e-harmon Funds" as an unincorporated business trust in December 1999 under the laws of the State of Delaware. In August 2000, the Trust changed its name to "Zero Gravity Funds."

CLASSIFICATION

The Trust is an open-end management investment company.

INVESTMENT POLICIES AND STRATEGIES

The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to the Fund. The following is additional information for your consideration.

EQUITY SECURITIES

WARRANTS. The Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised. The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. Of course, it is possible that the market price of the security underlying a warrant won't exceed the exercise price of the warrant before the expiration date of the warrant. Consequently, the purchaser of a warrant risks the loss of the entire purchase price of the warrant. Additionally, price movements in the security underlying a warrant are generally magnified in the price movements of the warrant. Therefore, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of its underlying security.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, that is, securities which convert into common stock. These convertible securities are typically not rated in one of the four highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrelated securities
(1) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. This risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (1) obtain accurate market quotations for purposes of valuing such securities and calculating its net assets value and (2) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

The Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stock, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by provided the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increased in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs,s such as Moody's Investors Services, Inc. ("Moody's") or Standard &

Poor's Ratings Group ("S&P"), or unrated but determined by the Advisor to be of comparable quality.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, financial indices and foreign currencies. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Adviser still may not result in a successful use of futures.

RISK CONSIDERATIONS REGARDING FUTURES CONTRACTS. Although the Adviser believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

RISK CONSIDERATIONS REGARDING OPTIONS ON FUTURES. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FOREIGN CURRENCY FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell equity securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. The following discussion summarizes the Fund's principal uses of foreign currency forward exchange contracts ("forward currency contracts").

The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the Adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

RISK CONSIDERATIONS REGARDING FORWARD CURRENCY CONTRACTS. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its Adviser's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

RISK CONSIDERATIONS REGARDING OPTIONS. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following:
(i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

WRITING COVERED OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may write (sell) covered call options that trade in the OTC market in the same manner that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the holder the right to buy an underlying security from an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

RISK CONSIDERATIONS REGARDING OTC OPTIONS. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.

RISK CONSIDERATIONS REGARDING OPTIONS ON SECURITIES INDICES. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED/RULE 144A SECURITIES. Subject to the 15% limitation, the Board of Trustees has authorized the Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Zero Gravity Capital Management LLC (the "Adviser") determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Trustees will review any determination by the Adviser to treat a restricted security as a liquid security on an ongoing basis, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Adviser will take into account the following factors:

     .    the frequency of trades and quotes for the security;

     . the number of dealers willing to buy or sell the security and the number of other potential buyers;

     .    dealer undertakings to make a market in the security;

     . the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and

     . such other factors as the Adviser may determine to be relevant to such determination.

VENTURE CAPITAL COMPANIES. The Fund expects to invest in venture capital companies that it determines to be in the "late-stage" or "pre-IPO" stage of development. The Adviser considers a company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The Fund expects that late-stage companies will undertake an initial public offering within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The Adviser expects to be able to acquire equity securities for the Fund of pre-IPO companies in private placements within a year prior to their planned initial public offerings. Of the Fund's venture capital investments, up to 5% of the Fund's total assets may be invested in securities of investment funds that invest primarily in venture capital companies.

RISKS. Late-stage and pre-IPO companies will typically have small market capitalizations and limited or no liquidity; even after an initial public offering, liquidity may be limited and the Fund may be subject to contractual limitations on its ability to sell shares.

BORROWING

The Fund may (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total net assets.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. Although the Fund will enter into repurchase agreements only with institutions that the Adviser believes present minimal credit risk, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; (3) a possible loss on the sale of the underlying collateral; and (4) expenses of enforcing its rights.

LENDING OF PORTFOLIO SECURITIES

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote.

RISKS. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER

The Fund may sell a portfolio security, and will reinvest the proceeds, whenever the Adviser deems such action prudent. The Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. The Adviser does not expect the annual portfolio turnover rates for the Fund to exceed 100%.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions as fundamental policies for the Fund as stated. These restrictions are fundamental policies of the Fund and may not be changed for any given Fund without the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. The investment restrictions of one Fund thus may be changed without affecting those of the other Fund. Under the restrictions, the Fund MAY NOT:

1. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

2. Make loans, except for collateralized loans of portfolio securities in an amount not exceeding 331/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements.

3. (1) Borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law.

4. Invest 25% or more of the Fund's total assets (at the time of the most recent investment) in any single industry. The Internet is not considered an industry for purposes of this limitation. This limitation does not apply to investments in obligations of the US. Government or any of its agencies or instrumentalities.

5. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

6. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act, regulations thereunder, or exemptions therefrom.

7. Purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment objectives and policies, enter into financial futures contracts, options on such futures contracts, foreign currency forward contracts, forward commitments, and repurchase agreements.

8. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

9. Purchase or sell real estate or any interest therein, except that the Fund may, as appropriate and consistent with its investment objectives and policies, invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities.

The 1940 Act generally prohibits investment companies from issuing any class of senior securities. Senior securities include preferred stock, bonds, debentures, notes and other securities evidencing indebtedness. Funds may, however, borrow from banks if they maintain 300% asset coverage.

MANAGEMENT OF THE FUND

The officers and Trustees of the Fund are listed below. Unless otherwise noted, the address of each is 400 Montgomery Street, 3rd Floor, San Francisco, California 94104. In the list below, the Fund's Trustees who are considered "interested persons" of Zero Gravity Capital Management LLC, as defined under
Section 2(a)(19) of the 1940 Act are noted with an asterisk (*).

     NAME AND AGE              POSITION WITH          PRINCIPAL OCCUPATIONS
     ------------                 THE TRUST           DURING PAST FIVE YEARS
                                  ---------           ----------------------
*Joseph N. Van Remortel        President and        Senior  Vice  President,
(35)                           Trustee              Business  Development,
                                                    Zero Gravity Internet Group,
                                                    Inc. (since December 1999);
                                                    Senior Vice President, Zero
                                                    Gravity Capital Management
                                                    LLC (since February 2000);
                                                    Vice President and
                                                    Secretary, E*TRADE Funds,
                                                    January 1999 - November
                                                    1999; Vice President of
                                                    Operations, E*TRADE Asset
                                                    Management, December 1998 -
                                                    November 1999; Senior
                                                    Manager, E*TRADE Securities,
                                                    Inc., September 1996 -
                                                    November 1999; Senior
                                                    Consultant, KPMG Peat
                                                    Marwick Strategic
                                                    Consulting, March 1994 -
                                                    September 1996; Associate,
                                                    Analysis Group, Inc, May
                                                    1992 - March 1994.

*James A. Hartmann             Secretary,           President, Chief Operating
(34)                           Treasurer and        Officer and Chief Compliance
                               Trustee              Officer (since August 1999)
                                                    of Zero Gravity Internet
                                                    Group, Inc. and Zero Gravity
                                                    Management LLC (since
                                                    January 2000); President of
                                                    Zero Gravity Capital
                                                    Management LLC (since
                                                    February 2000); Director of
                                                    Institutional Services,
                                                    Capstone Investments
                                                    (January 1999 - July 1999);
                                                    Consultant, MCG LLC (June
                                                    1998 - January 1999); Vice
                                                    President of Institutional
                                                    Marketing and Product
                                                    Development, Summit Capital
                                                    Management LLC and Summit
                                                    Capital Partners LP (June
                                                    1997 - May 1998); Chief
                                                    Compliance Officer,
                                                    Prudential Insurance Co. of
                                                    America (April 1994 - June
                                                    1997); Investment Company
                                                    Examiner, U.S. Securities &
                                                    Exchange Commission (January
                                                    1990 - April 1994). Lisa A.
                                                    Cavallari (30) Vice
                                                    President Senior Vice
                                                    President, Zero Gravity
                                                    Internet Group, Inc. and
                                                    Senior Vice President, Zero
                                                    Gravity Capital Management
                                                    LLC (since February 2000);
                                                    Principal, Barclays Global
                                                    Investors (August 1997 -
                                                    February 2000); Analyst,
                                                    Frank Russel Company
                                                    (1991-1995).


Cheryl A. Burgermeister (48)   Trustee              Retired in 1999; formerly
                                                    Chief Financial Officer and
                                                    Treasurer of Crabbe Huson
                                                    Group and Treasurer of
                                                    Crabbe Huson Mutual Fund
                                                    Family (January 1995 -
                                                    August 1999); also a Trustee
                                                    of Select Sector SPDR Funds.

Ming Huang (36)                Trustee              Assistant Professor or
                                                    Finance, Stanford Graduate
                                                    School of Business (since
                                                    July 1998); Assistant
                                                    Professor of Finance,
                                                    University of Chicago
                                                    Graduate School of Business
                                                    (April 1996 - June 1998);
                                                    PhD candidate in finance,
                                                    Stanford Graduate School of
                                                    Business; also a partner in
                                                    The U Group, engaged in
                                                    short-term business strategy
                                                    consulting.

Ashley T. Rabun (47)           Trustee              Owner, Chief Executive
                                                    Officer and Trustee of
                                                    InvestorReach (since 1996);
                                                    Partner, Nicholas-Applegate
                                                    Capital Management,
                                                    President Nicholas-Applegate
                                                    Mutual Funds and President
                                                    of Nicholas-Applegate
                                                    Securities (January 1995-May
                                                    1996); also a Trustee of
                                                    E*TRADE Mutual Funds and
                                                    Trust Investment Management.

The Fund does not pay pension or retirement benefits to its officers. Also, any trustee of the Fund who is an officer or employee of Zero Gravity Internet Group, Inc. or Zero Gravity Capital Management LLC does not receive any compensation from the Fund. We will pay our trustees who are not interested persons a $2,000 quarterly retainer and $2,000 for each board meeting attended.

PRINCIPAL HOLDERS OF SECURITIES

As of April 24, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund and Zero Gravity Capital Management LLC owned all of the Fund's shares. Upon the public offering of the Fund's shares, that control position is expected to diminish.

INVESTMENT MANAGEMENT SERVICES

SERVICES

Under an Advisory Agreement, Zero Gravity Capital Management LLC, formerly e-harmon Capital Management LLC, (which we call the Adviser) provides the Fund with discretionary investment services. Specifically, it is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. The Adviser is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of portfolio brokerage. In addition to these services, the Adviser provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining relationships with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting the

Adviser's employees to serve as officers, trustees, and committee members of the Trust without cost to the Fund.

The Advisory Agreement also provides that the Adviser, its members, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

MANAGEMENT FEE

The Fund pays the Adviser a management fee of 1.25% of the average daily net assets of the Fund. The Advisory Agreement between the Fund and the Adviser provides that the Fund bears all expenses of its operations not specifically assumed by the Adviser.

The Advisory Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period after such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee or expense reimbursement will be accounted for on the financial statements of the Fund as a contingent liability of the Fund until such time as it appears that the Fund will be able to effect reimbursement. When it appears that the Fund is able to effect reimbursement, the amount of reimbursement that the Fund is able to effect as an expense of the Fund will be accrued as an expense of the Fund for that current period.

FUND EXPENSES

In addition to the management fee, the Fund pays for the following: shareholder service expenses; custodial, accounting, legal and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any) and Trustee fees and expenses.

ADMINISTRATION AND FUND ACCOUNTING

Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 (after October 1, 2000, 803 West Michigan, Milwaukee, Wisconsin 53233)("Sunstone") provides various administrative and fund accounting services to the Fund under an Administration and Fund Accounting Agreement dated April 23, 2000 (the "Administration Agreement"). Sunstone's services include, but are not limited to, the following: calculating the daily net asset value for the Fund; overseeing the Fund's Custodian; assistance in preparing and filing all federal income and excise tax filings (other than those to be made by the Fund's Custodian); overseeing the Fund's fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Fund's expenses; monitoring the Fund's status as a regulated investment company under Subchapter M of the Code; monitoring compliance with the Fund's investment policies and restrictions and generally assisting the Fund's administrative operations.

Sunstone, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. The Administration Agreement will remain in effect until April 23, 2002 (the "Initial Term") and thereafter for successive annual periods. After the Initial Term, the Administration Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Trustees of the Trust or by Sunstone. Sunstone may provide similar services to others, including other investment companies.

For the foregoing, Sunstone receives a fee on the value of the Fund computed daily and payable monthly, at the annual rate of 0.15 percent of the first $50 million of its average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum fee of $70,000, plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

Sunstone also acts as the Fund's transfer agent and dividend-paying agent. As such, Sunstone processes purchase and redemption requests for the securities of the Fund, keeps records of shareholder accounts and transactions, pays dividends as declared by the Board of Trustees and issues confirmations of transactions to shareholders. For these services, the Fund pays Sunstone a fee based on the number of shareholder accounts, transactions and other activities, subject to a minimum annual fee. Sunstone does not exercise any supervisory functions over the management of the Fund or the purchase and sale of Fund securities. Under the Transfer Agency Agreement, the Fund has agreed to indemnify Sunstone against all claims except those resulting from the willful misfeasance, bad faith or gross negligence of Sunstone.

FUND DISTRIBUTION

Sunstone Distribution Services, LLC ("Sunstone Distribution") serves as distributor to the Fund pursuant to a Distribution Agreement ("Distribution Agreement"). The offering of the Fund's shares is continuous. The Distribution Agreement provides that Sunstone Distribution may incur expenses for appropriate distribution activities that it deems reasonable and which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Under the Distribution Agreement, the Fund has agreed to indemnify Sunstone against all claims except those resulting from the willful misfeasance, bad faith or gross negligence of Sunstone. At the direction of the Trust, Sunstone Distribution may enter into servicing and/or selling agreements with qualified broker-dealers and other persons with respect to the offering of Shares to the public. Sunstone Distribution's address is 207 East Buffalo Street, Milwaukee, WI 53202 (after October 1, 2000, 803 West Michigan, Milwaukee, Wisconsin 53233).

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan") for its Class A shares. Only Class A shares are currently offered. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate based on average daily net assets of .25% for Class A shares.

Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising compensation for sales and sales marketing activities, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials to prospective investors. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

Administration of the Class A Plan is regulated by Rule 12b-1 under the 1940 Act, under which the Board of Trustees is required to receive and review at least quarterly reports concerning the nature and qualification of expenses incurred and approve all agreements implementing the Plan. The Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.

SHAREHOLDER SERVICES

The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

CUSTODIAN

UMB Bank, n.a., is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank. UMB Bank's main office is at Kansas City, Missouri.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics. The Adviser has the same Code of Ethics. The Code permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the Code prohibits certain investments and limits these persons from making investments during periods when the Fund is making such investments. The Code is on file with the Securities and Exchange Commission and copies are publicly available.

PORTFOLIO TRANSACTIONS

INVESTMENT OR BROKERAGE DISCRETION

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Adviser. The Adviser is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

HOW BROKERS AND DEALERS ARE SELECTED

EQUITY SECURITIES

In purchasing and selling equity securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, the Adviser generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution services.

FIXED INCOME SECURITIES

Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The Adviser may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.

HOW EVALUATIONS ARE MADE OF THE OVERALL
REASONABLENESS OF BROKERAGE COMMISSIONS PAID

On a continuing basis, the Adviser seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, the Adviser considers: (1) historical commission rates, (2) rates which other institutional investors are paying, based on available public information, (3) rates quoted by brokers and dealers, (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved, (5) the complexity of a particular transaction in terms of both execution and settlement, (6) the level and type of business done with a particular firm over a period of time, and (7) the extent to which the broker or dealer has capital at risk in the transaction.

RESEARCH SERVICES RECEIVED FROM BROKERS AND DEALERS

The Adviser receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, and government representatives. In some cases, research services are generated by third parties but are provided to the adviser by or through broker-dealers.

Research services received from brokers and dealers are supplemental to the Adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated by the Adviser into its investment process. As a practical matter, it would not be possible for the Adviser to generate all of the information presently provided by brokers and dealers. The Adviser pays cash for certain research services received from external sources. The Adviser also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced the Adviser's normal research activities, the expenses of the Adviser could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, the Adviser may be relieved of expenses which it might otherwise bear.

The Adviser has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser may from time to time receive services and products which serve both research and non-research functions. In such event, the Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

COMMISSIONS TO BROKERS WHO FURNISH RESEARCH SERVICES

Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to the Adviser. With regard to the payment of brokerage commissions, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the Adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while the Adviser cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, the Adviser would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Adviser may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

INTERNAL ALLOCATION PROCEDURES

The Adviser has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Brokerage placement is determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, the Adviser does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

Each year, the Adviser assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. The investment team seeks to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from the Adviser because it has not been identified as providing research services.

MISCELLANEOUS

The Adviser's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which the Adviser effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by the Adviser. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by the Adviser exclusively in connection with the management of the Fund. From time to time, orders for clients may be placed through a computerized transaction network.

The Fund does not allocate business to any broker-dealer on the basis of sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

Some of the Adviser's other clients have investment objectives and programs similar to those of the Fund. The Adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the Adviser's policy not to favor one client over another in making recommendations or in placing orders. The Adviser frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order.

At the present time, the Adviser does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings.

TRADE ALLOCATION POLICIES

The Adviser has developed written trade allocation guidelines for its accounts. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Adviser seeks to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (1) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement, (2) reallocations to eliminate de minimis positions, (3) priority for accounts with specialized investment policies and objectives and (4) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

PRICING OF SECURITIES

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price pursuant to procedures approved by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at the bid price obtained from an independent pricing service. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the prevailing rates provided by an independent pricing source. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Adviser, as authorized by the Board of Trustees.

NET ASSET VALUE PER SHARE

The Fund's net asset value per share is determined by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading (generally 3 p.m. Central time) on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of net asset value (and the offering, redemption and repurchase of shares) for the Fund may be suspended at times (1) during which the NYSE is closed, other than customary weekend and holiday closings, (2) during which trading on the NYSE is restricted, (3) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in
(2), (3), or (4) exist.

TAX STATUS

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company essentially allows the Fund (but not its shareholders) to avoid paying federal income tax on ordinary income and capital gains which are distributed to shareholders. In addition, it permits net capital gains (the excess of net long-term capital gains over net short-term capital losses) of the Fund to be treated as long-term capital gains of the Fund's shareholders, regardless of how long the shareholders have held their shares.

If the Fund fails to qualify for treatment as a regulated investment company under the Code, that Fund will not be afforded this special treatment. Rather, the Fund will be subject to federal income tax on its net income and capital gains at the applicable corporate income tax rate, regardless of whether distributions are made to shareholders. In addition, any dividend distributions to the shareholders will constitute ordinary income which will be subject to federal income tax at the shareholder level.

As a regulated investment company, the Fund will be required to distribute 98% of its ordinary income in the same calendar year in which such income is earned. During the calendar year, the

Fund is also required to distribute 98% of the capital gain net income they earned during the twelve-month period ending on October 31 of such calendar year. In addition, during the calendar year, the Fund must distribute all undistributed ordinary income from the prior year and all undistributed capital gain net income from the twelve-month period ending on October 31 of the prior calendar year. To the extent they do not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

At the time of an investor's purchase, the Fund's net asset values may reflect undistributed income, capital gains, and/or net unrealized appreciation of securities held by the Fund. A subsequent distribution to an investor of such amounts, although constituting a return of his or her investment, would be taxable as a dividend or capital gain distribution. For federal income tax purposes, dividends and capital gain distributions paid to shareholders in additional shares are treated the same as if such payments were made in cash. A portion of the dividends paid by the Fund to corporate shareholders may be eligible for the 70% dividends-received deduction.

Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

Special rules apply to most options on stock indices, future contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments will generally constitute Section 1256 contracts under the Code, and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

For federal income tax purposes, the Fund is permitted to carry forward their net realized capital losses, if any, for eight years and thus may realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains. However, the Fund currently does not have any net realized capital losses, and thus will not be able to offset any net realized capital gains.

Dividends and capital gain distributions may also be subject to state and/or local taxes.

FOREIGN CURRENCY GAINS AND LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, (1) the Fund would not be able to make any ordinary dividend distributions, or (2) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders (as opposed to being treated as an ordinary dividend) thereby reducing each shareholder's basis in his or her Fund shares.

Investors should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), the Fund's shareholders will also indirectly bear similar expenses of any PFICs in which the Fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Fund holds the investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the Fund's shareholders.

To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for federal income tax purposes at that time. Deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not actually sold the security and received cash to pay such distributions.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the

United States may reduce or eliminate such taxes. However, it is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

INVESTMENT PERFORMANCE

ZERO GRAVITY

Steve Harmon, a member of the investment team of the Adviser, uses the term "Zero Gravity" to describe the Internet. According to Mr. Harmon, "heavy gravity businesses" are held to earth with buildings, delivery vehicles and paperwork. He defines "Zero Gravity" as "the ability to operate in a purely digital environment...[where] information, entertainment, communications all flow...as easily in one direction as another, similar to the way in which an astronaut can move in all directions in a weightless environment."

TOTAL RETURN PERFORMANCE

The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends.

OUTSIDE SOURCES OF INFORMATION

From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (a) a broad-based index;
(b) other groups of mutual funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

OTHER PUBLICATIONS

From time to time, in newsletters and other publications issued by Zero Gravity Internet Group, Inc. our mutual fund investment team or analysts may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

SHARES

The Trust was organized as an unincorporated business trust in 1999 under the laws of Delaware. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share, divided into two series (the Funds).

Zero Gravity Internet Fund is divided into three classes, designated Class A, Class B and Class C shares. Only Class A shares are currently offered. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which will affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) and only Class B shares have a conversion feature.

In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class. Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto. The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

LEGAL COUNSEL

Gardner, Carton & Douglas, whose address is 321 North Clark Street, Suite 3300, Chicago, Illinois 60610 is legal counsel to the Trust.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105 are the independent accountants to the Trust.

FINANCIAL STATEMENTS


                             E-HARMON INTERNET FUND


Statement of Assets and Liabilities


                                 APRIL 18, 2000


Assets

                                                                                   INTERNET FUND
                                                                                   -------------
         Cash                                                                        $100,000
         Receivable from Adviser                                                       84,042
         Prepaid initial registration expenses (Note 2)                                22,310
                                                                                       ------
         TOTAL ASSETS                                                                 206,352
                                                                                      -------


LIABILITIES AND NET ASSETS


         Payable to Adviser                                                           106,352
                                                                                      -------
         TOTAL LIABILITIES                                                            106,352
                                                                                      -------

         Net Assets
         Applicable to 10,000 shares of beneficial interest (par value $0.01)        $100,000
                                                                                      =======

         CALCULATION OF OFFERING PRICE:
         Class A: Net asset value and redemption price per Class A share
                      ($100,000/10,000 shares of beneficial interest
                      issued and outstanding)1                                         $10.00
                                                                                        =====
                  Maximum sales charge (% of offering price)                            5.75%
                                                                                        =====
                  Offering price to public                                             $10.61
                                                                                        =====


(1)   A redemption fee of 1.00% is imposed for shares held less than six months.


The accompanying Notes to the Financial Statements are an integral part of this statement.

                             E-HARMON INTERNET FUND

Statement of Operations


FOR THE PERIOD FROM DECEMBER 22, 1999 (INCEPTION) TO APRIL 18, 2000



                                                                                   INTERNET FUND
                                                                                   -------------
         Organization expenses                                                       $ 84,042
         Less:  Expenses paid by Adviser                                              (84,042)
                                                                                      -------
         NET INVESTMENT INCOME                                                       $      -
                                                                                      =======


The accompanying Notes to the Financial Statements are an integral part of this statement.

                             E-HARMON INTERNET FUND
                        NOTES TO THE FINANCIAL STATEMENTS
       FOR THE PERIOD FROM DECEMBER 22, 1999 (INCEPTION) TO APRIL 18, 2000


Note 1 - Organization and Registration

e-harmon Funds (the "Trust") was established on December 22, 1999 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of two series: e-harmon Internet Fund and e-harmon Net30 Index Fund. The e-harmon Internet Fund (the "Fund"), included in this report, is a separate, non-diversified investment portfolio of the Trust. The Fund has had no operations other than those relating to organizational matters, including the sale of 10,000 Class A shares of beneficial interest of the Fund to capitalize the Trust ("Original Shares"), which were sold to e-harmon Capital Management LLC on April 18, 2000, for cash in the amount of $100,000. As of April 18, 2000, e-harmon Net30 Index Fund had no assets.


Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP").


     A.  USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.


     B.  ORGANIZATION AND PREPAID INITIAL REGISTRATION EXPENSES

         Expenses incurred by the Trust in connection with the organization and the initial public offering of shares are expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery (see Note
3). Prepaid initial registration expenses are deferred and amortized over the period of benefit (not to exceed twelve months).


     C.  FEDERAL INCOME TAXES

         The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Note 3 - Agreements and Transactions with Affiliates

e-harmon Capital Management LLC (the "Adviser") serves as the Fund's investment adviser. As compensation for its services to the Fund, the Adviser will receive, upon commencement of operations an investment advisory fee at an annual rate of 1.25% of the average daily net assets of the Fund, which is accrued daily and paid monthly. The Adviser has also agreed to voluntarily pay Fund expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed 2.00% of average daily net assets of the Fund's Class A shares and 2.75% of the Fund's Class B and C shares until May 16, 2001. The Adviser is entitled to recoup amounts waived or reimbursed for a period of up to three years after the date such amounts were reimbursed or waived, to the extent that actual fees and expenses for a period are less than the expense limitation.


The officers and the "interested" trustees of the Trust are also officers and directors of the Adviser.


The Trust has entered into an administration and fund accounting agreement and transfer agent agreement with Sunstone Financial Group, Inc. The administrative services agreement provides for an annual fee of 0.15%, which decreases as the assets of the Fund reach certain levels, subject to a minimum annual fee of $70,000, plus out-of-pocket expenses. The transfer agent agreement provides for an annual base fee per shareholder account, with a minimum annual fee of $18,000. The transfer agent is also paid certain fees related to set-up costs, processing and out-of-pocket expenses.


The Trust has entered into a distribution agreement with Sunstone Distribution Services, LLC (the "Distributor"). Under the Distribution Agreement, the Distributor shall offer shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith.


Note 4 - Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan for Class A shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of average daily net assets for Class A shares.


Note 5 - Beneficial Interests

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust with a par value of $0.01 per share. The Fund has three separate classes: Class A, Class B, and Class C. Each class of shares has a different combination of sales charges, fees and eligibility requirements. As of April 18, 2000, Class A shares are the only class of shares outstanding.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Trustees of e-harmon Funds

In our opinion, the accompanying statements of assets and liabilities and of operations present fairly, in all material respects, the financial position of the e-harmon Internet Fund (a portfolio of e-harmon Funds, hereinafter referred to as the "Fund") at April 18, 2000 and the results of its operations for the period from December 22, 1999 (inception) through April 18, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP



April 18, 2000